                                                                     Exhibit 24



                               POWER OF ATTORNEY


The undersigned, certain of the officers and directors of Genesco Inc., a Tennessee corporation ("Genesco"), do hereby constitute and appoint Roger G. Sisson and James S. Gulmi, and any one of them, to act severally as attorneys-in-fact for and in their respective names, places and steads, with full power of substitution, to execute, sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of Genesco for the fiscal year ended January 31, 1995, and any and all amendments thereto on Form 8; granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite or necessary to be done in and about the premises as fully to all intents and purposes as the undersigned or any of them might or could do if personally present, and the undersigned do hereby ratify and confirm all that said attorney-in-fact or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

EXECUTED at Nashville, Tennessee, as of this 20th day of February, 1995.


/s/ David M. Chamberlain                             /s/ James S. Gulmi
- --------------------------------------------         ----------------------------------------
David M. Chamberlain, Chairman, President            James S. Gulmi, Vice President-Finance
and Chief Executive Officer and a Director           (Principal Financial Officer)

/s/ Roger G. Sisson                                  /s/ Joel C. Gordon
- --------------------------------------------         ----------------------------------------
Roger G. Sisson, Secretary and Legal Counsel         Joel C. Gordon, Director

/s/ W. Lipscomb Davis, Jr.                           /s/ William A. Williamson, Jr.
- --------------------------------------------         ----------------------------------------
W. Lipscomb Davis, Jr., Director                     William A. Williamson, Jr., Director

/s/ John Diebold                                     /s/ William S. Wire II
- --------------------------------------------         ----------------------------------------
John Diebold, Director                               William S. Wire II, Director

/s/ Harry D. Garber
- --------------------------------------------
Harry D. Garber, Director